Exhibit 99.4

Report of Independent Accountants on Applying

Agreed-Upon Procedures

Tricon American Homes LLC

15771 Red Hill Ave

Suite 100

Tustin, CA 97280

Ladies and Gentlemen:

We (“us” or “PwC”) have performed the procedures enumerated below, which were agreed to by Tricon American Homes LLC (the “Company,” as the engaging party), Deutsche Bank Securities Inc., BofA Securities, Inc., RBC Capital Markets, LLC, Scotia Capital (USA) Inc., and Wells Fargo Securities, LLC, who are collectively referred to herein as the “Specified Parties”, solely to assist you in performing certain procedures relating to the accuracy of certain attributes of the collateral assets (the “Properties”) in the Data Tapes (as defined below) with respect to the TCN 2025-SFR1 securitization (the “Transaction”). The Company (the “Responsible Party”) is responsible for the accuracy of the attributes of the Properties in the Data Tapes.

In an agreed-upon procedures engagement, we perform specific procedures that the Specified Parties have agreed to and acknowledged to be appropriate for the intended purpose of the engagement and we report on findings based on the procedures performed. The procedures performed may not address all the items of interest to a user of this report and may not meet the needs of all users of this report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. The Specified Parties have agreed to and acknowledged that the procedures performed are appropriate for their purposes. This report may not be suitable for any other purpose.

Procedures and Findings

In connection with the Transaction, for Procedure 1, the Specified Parties agreed on a sample size of 393 Properties (the “Sample Properties”), which the Specified Parties instructed us to randomly select from the initial pool of 1,507 Properties in the Initial Data Tape (as defined below) identified by the Company as being the Properties that will collateralize the Transaction. We make no representations as to the adequacy of the sample size, nor do we draw any conclusions about the entirety of the Data Tapes based on the sample size and results of the procedures performed.

In connection with the Transaction, for Procedure 4, the Specified Parties instructed that the procedures be performed on the entire pool of Properties in the Final Data Tape identified by the Company as being the Properties that will collateralize the Transaction.

This agreed-upon procedures engagement was not conducted for the purpose of satisfying any criteria for due diligence published by a nationally recognized statistical rating organization.

In addition, PwC should not be regarded as having in any way warranted or given any assurance as to the following items:

•	The completeness, accuracy, appropriateness, quality or integrity of any of the information provided by the Responsible Party, or any other party for purposes of PwC performing the procedures agreed to by the Specified Parties. The procedures performed would not necessarily reveal any material misstatement of the amounts, balances, ratios, percentages or other relationships of the information included in the data provided to us;

PricewaterhouseCoopers LLP, 601 S Figueroa Street, Los Angeles, CA, 90017
T: (213) 356 6000, F: (813) 637 4444, www.pwc.com/us

•	The conformity of the Properties to stated underwriting, standards, criteria or other requirements;

•	The value of such Properties; and

•	The compliance of the purchaser of the Properties with federal, state, and local laws and regulations.

We have not performed any procedures with respect to the fair value of the securities being offered in the Transaction and PwC expresses no opinion on the fair value of these securities. PwC should not be regarded as having performed any procedures other than those detailed in this report.

With respect to any terms or requirements of the Transaction documents that do not appear in this report, we performed no procedures and, accordingly, the procedures we performed would not ensure that any requirements are satisfied. Further, we have performed only the following agreed-upon procedures and therefore make no representations regarding the adequacy of disclosures or whether any material facts have been omitted from the Transaction documents.

It should be understood that we make no representations as to:

(i)	The interpretation of Transaction documents (including, but not limited to, the Loan Agreement or other offering documents) included in connection with our procedures;
(ii)	Your compliance with Rule 15Ga-2 of the Securities Exchange Act of 1934;
(iii)	The reasonableness of any of the methodologies or assumptions provided by the Responsible Party; and
(iv)	The adequacy of the sample size, as provided by the Specified Parties, nor do we draw any conclusions about the Data Tapes based on the sample size and results of the procedures performed.

These procedures should not be taken to supplant any additional inquiries or procedures that the Specified Parties would undertake in consideration of the Transaction.

For purposes of performing these agreed-upon procedures, no exceptions were reported for differences within the applicable “Tolerance Level” stated in Exhibit 1 of this AUP Report.

We make no representations regarding the methodologies or assumptions provided to us by the Company.

Except as described in this report, we performed no procedures to determine the accuracy or completeness of the information contained in the Data Files.

Data, Information and Documents Provided

The following definitions, unless otherwise indicated, have been adopted in presenting our procedures and findings:

•	The phrase “compared” refers to the comparison of one or more Specified Attributes in the Data Tapes to Source Documents or Supplemental Data Files.

•	The phrase “recalculated” refers to a recalculation of one of more Specified Attributes using a prescribed methodology.

•	The phrase “in agreement” refers to the comparison or recalculation of one or more Specified Attributes which resulted in a match, or a difference that was within the Company provided “Tolerance Level” (if any), as indicated within Exhibit 1 and Exhibit 2.

•	The phrase “Data Tapes” refers collectively to the Initial Data Tape and the Final Data Tape (as such terms are defined below).

•	The phrase “Property Cut-Off Date” refers to December 31, 2024.

•	The phrase “Data Room” refers to StructuredFN and SharePoint, used by the Company to store the Source Documents used for the purposes of our procedures.

•	The phrase “Lease Review Period” refers to information provided by the Company on January 28, 2025.

•	The phrase “Sample Attributes” refers to the Lease Start Date, Acquisition Type, Lease End Date, Acquisition Date, Actual Base Rent (Per Month), and Purchase Price per Contract / Bid Receipt data attributes.

•	The phrase “Specified Attributes” refers to the Sample Attributes and the data fields listed in Exhibit 2. These Specified Attributes were selected by the Specified Parties for our procedures.

The “Data Files” refer to the following files provided to us by the Company:

•	A Microsoft Excel (“Excel”) file labeled “TCN SFR 2025-1 Preliminary Data Tape (12.31.24 Cutoff) for PWC.xlsx”, containing the Specified Attributes, and other data attributes, as of the Property Cut-Off Date, for the initial pool of Properties identified by the Company as being the Properties that will collateralize the Transaction (the “Initial Data Tape”);

•	An Excel labeled “TCN SFR 2025-1 Final Data Tape (12.31.24 Cutoff) .xlsx”, containing the Specified Attributes, and other data attributes, as of the Property Cut-Off Date, for the final pool of Properties identified by the Company as being the Properties that will collateralize the Transaction (the “Final Data Tape”);

•	An electronic data file labeled “2025-1 ~ MTM Samples.zip” containing the resident ledgers from the Company’s property management system evidencing the transaction history of the Month-to-Month Sample Properties (as defined below) (collectively, the “MTM Support File”);

•	Certain lease and property purchase documents relating to the Properties that were made available in the Data Room or via email, as applicable (the “Source Documents”); and

•	Certain Excel files provided for the purposes of performing the electronic comparison and recalculation procedures enumerated in Exhibit 2 (the “Supplemental Data Files”), listed and defined as follows:

○	An Excel file labeled “TCN SFR 2025-1 BPOs Final.xlsx” (the “BPO Results File”);
○	An Excel file labeled “2025-1 Cost Basis 12.31.24.xlsx” (the “Purchase Price File”);
○	An Excel file labeled “TCN SFR 2025-1 MSA Mapping.xlsx” (the “MSA Mapping File”);
○	An Excel file labeled “TCN SFR 2025-1 HAP Income.xlsx” (the “HAP File”);
○	An Excel file labeled “TCN SFR 2025-1 Delinquency.xlsx” (the “Delinquency File”);
○	An Excel file labeled “TCN SFR 2025-1 Underwritten Model.xlsx” (the “Underwriting Assumptions File”); and
○	An Excel file labeled “TCN SFR 2025-1 Validation Report 12.31.24.xlsx” (the “Validation Report”).

Procedures Performed

Procedure 1	For each of the Sample Properties, using the information, instruction, and assumptions provided by the Company as listed in Exhibit 1, we compared the Sample Attributes as of the Property Cut-Off Date, as shown in the Initial Data Tape, to the corresponding information in the applicable Source Documents provided by the Company prior to the expiration of the Lease Review Period. For the purposes of our comparison procedures, we were instructed by the Company to use the logic enumerated in the applicable “Comparison Instructions” section of Exhibit 1. We make no representations regarding the methodologies or assumptions provided to us by the Company.

For each Sample Attribute, for the purposes of our comparison procedures, we were instructed by the Company to use the applicable “Tolerance Level” stated in Exhibit 1 as the maximum acceptable difference.

We compared the Sample Attributes in the Initial Data Tape for the Sample Properties to the Source Documents and found them to be in agreement, with the exception of the following differences (the “Purchase and Lease Discrepancies”):

Table 1: Purchase and Lease Discrepancies

#	Included in the Final Data Tape?	Sample Attribute	Initial Data Tape Value	Source Document Value
2	Yes	Actual Base Rent (Per Month)	$1,524.00	$1,568.00
9	Yes	Acquisition Date	July 26, 2013	September 3, 2013
12	Yes	Actual Base Rent (Per Month)	$2,065.00	$2,102.00
21	Yes	Actual Base Rent (Per Month)	$1,506.00	$1,787.00
24	Yes	Actual Base Rent (Per Month)	$2,021.00	$2,070.00
25	Yes	Actual Base Rent (Per Month)	$1,706.00	$2,020.00
27	Yes	Lease End Date	October 12, 2024	October 12, 2025
28	Yes	Actual Base Rent (Per Month)	$1,768.00	$2,117.00
50	Yes	Acquisition Type	Portfolio	Non-Trustee
55	Yes	Acquisition Date	June 14, 2013	October 11, 2013
75	Yes	Lease Start Date	October 23, 2023	January 1, 2025
75	Yes	Lease End Date	December 31, 2024	December 1, 2025
81	Yes	Acquisition Type	Non-Trustee	Trustee Sale
111	Yes	Acquisition Type	Portfolio	Non-Trustee
118	Yes	Acquisition Date	July 26, 2013	September 3, 2013
119	Yes	Acquisition Date	July 26, 2013	September 3, 2013
151	Yes	Acquisition Type	Trustee Sale	Non-Trustee
154	Yes	Acquisition Date	October 31, 2013	August 12, 2013
164	Yes	Acquisition Type	Non-Trustee	Trustee Sale
183	Yes	Purchase Price Per Contract / Bid Receipt	$145,700.00	$145,200.00
187	Yes	Acquisition Type	Non-Trustee	Trustee Sale
240	Yes	Purchase Price Per Contract / Bid Receipt	$126,416.32	$113,429.00
291	Yes	Acquisition Type	Trustee Sale	Non-Trustee

Procedure 2	In the Final Data Tape, we identified 83 Properties where the Month to Month data attribute was equal to “Yes”. Of these 83 Properties, 29 of the Properties (the “Month-to-Month Sample Properties”) were part of the Sample Properties. Using the MTM Support File provided by the

Company, the Final Data Tape, and the methodology provided by the Company, we observed that for each of the Month-to-Month Sample Properties:

a)	the Lease Status data attribute is equal to “Leased” in the Final Data Tape;

b)	the Lease End Date Sample Attribute is prior to the Property Cut-Off Date in the Final Data Tape; and

c)	as indicated in the MTM Support File, the tenant had been charged and paid rent for the month of December 2024, or if rent was unpaid and overdue by more than 30 days as of the Property Cut-Off Date, the Delinquent? data attribute is equal to “Delinquent” in the Final Data Tape.

Based on the procedure performed, we found the Month to Month data attribute shown in the Final Data Tape to be in agreement for the Month-to-Month Sample Properties.

Procedure 3	For each of the Sample Properties included in the Final Data Tape provided by the Company, we performed the following procedures:

a)	For each Sample Attribute relating to the Purchase and Lease Discrepancies, we compared the “Source Document Value” shown in Table 1 to the corresponding Sample Attribute value in the Final Data Tape and found them to be in agreement; and

b)	For each Sample Attribute that did not have a Purchase and Lease Discrepancy, we compared the Initial Data Tape to the Final Data Tape and noted no difference greater than the applicable “Tolerance Level” stated in Exhibit 1.

We make no representations as to the adequacy of the sample size, nor do we draw any conclusions about the entirety of the Data Tapes based on the sample size and results of the procedures performed.

Procedure 4	Using the information, instruction, and assumptions provided by the Company, for each of the Properties represented in the Final Data Tape, we performed the respective procedures for the data fields listed in Exhibit 2. The Company provided the Final Data Tape, Supplemental Data Files, and certain calculation methodologies as identified in Exhibit 2 for the purposes of comparing or recalculating each characteristic and instructed us to use these methodologies for the purpose of our procedures. We make no representations regarding the methodologies or assumptions provided to us by the Company.

In performing this procedure, we received one or more preliminary data files and performed certain procedures as set forth in Exhibit 2. The procedures identified differences, which were communicated to the Responsible Party. The Responsible Party revised one or more of the preliminary data files based on such communicated differences, where they determined it to be appropriate.

We performed this procedure on the Final Data Tape, and we either (i) compared the information in the Final Data Tape to the Supplemental Data Files, as applicable or (ii) compared the recalculated values to the corresponding values in the Final Data Tape, as applicable, and, in each case, found them to be in agreement.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to, and did not conduct an audit or an examination engagement, the objective of which would be the expression of an opinion, or a review engagement, the objective of which would be the expression of a conclusion, on the accuracy of certain attributes of the Properties in the Data Tapes. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

In performing this engagement, we are required to be independent of the Responsible Party and to meet our ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

This report is intended solely for the information and use of the Specified Parties, and is not intended to be and should not be used by anyone other than the Specified Parties.

If a party has obtained, or has access to, this report without having executed an agreement with PwC wherein such party accepts responsibility for the appropriateness of the procedures performed (such party is herein referred to as a “Non-Specified Party”), that Non-Specified Party cannot:

i)	Rely upon this report, and any use of this report by that Non-Specified Party is its sole responsibility and at its sole and exclusive risk; and

ii)	Acquire any rights or claims against PwC, and PwC assumes no duties or obligations to such Non-Specified Party.

A Non-Specified Party may not disclose or distribute this report or any of the report’s contents to any other party (including but not limited to electronic distribution and/or posting to a website pursuant to

Rule 17G-5 of the Securities Exchange Act of 1934).

The procedures enumerated above were performed as of the date of this report, and we disclaim any consideration of any events and circumstances occurring after the date of this report. Further, we have no obligation to update this report because of events occurring, or data or information coming to our attention, subsequent to the date of this report.

/s/PricewaterhouseCoopers LLP

Los Angeles, CA

February 7, 2025

Exhibit 1

Sample Attribute: Lease Start Date

Tolerance Level: +/- 30 days

Comparison Instructions:

For the purposes of this procedure, the “Relevant Lease Agreement” is the lease agreement, lease addendum, or lease renewal letter which was 1) most recently signed by both the tenant and property manager on or prior to the Property Cut-Off Date and 2) uploaded to the Data Room by the Company as of the end of the Lease Review Period. We make no comment as to the authenticity or validity of any signature.

For Properties where the Lease Status data attribute equals “Leased”, we compared the Lease Start Date Sample Attribute to information available on the Relevant Lease Agreement.

Sample Attribute: Lease End Date

Tolerance Level: +/- 30 days

Comparison Instructions:

For the purposes of this procedure, the “Relevant Lease Agreement” is the lease agreement, lease addendum, or lease renewal letter which was 1) most recently signed by both the tenant and property manager on or prior to the Property Cut-Off Date and 2) uploaded to the Data Room by the Company as of the end of the Lease Review Period. We make no comment as to the authenticity or validity of any signature.

For Properties where the Lease Status data attribute equals “Leased”, we compared the Lease End Date Sample Attribute to information available on the Relevant Lease Agreement.

Sample Attribute: Actual Base Rent (Per Month)

Tolerance Level: +/- $30

Comparison Instructions:

For the purposes of this procedure, the “Relevant Lease Agreement” is the lease agreement, lease addendum, or lease renewal letter which was 1) most recently signed by both the tenant and property manager on or prior to the Property Cut-Off Date and 2) uploaded to the Data Room by the Company as of the end of the Lease Review Period. We make no comment as to the authenticity or validity of any signature.

For Properties where the Occupancy data attribute equals “Leased”, we compared the Actual Base Rent (Per Month) Sample Attribute to information available on the Relevant Lease Agreement.

Sample Attribute: Acquisition Type

Tolerance Level: N/A

Comparison Instructions:

1)	If multiple properties are listed in the purchase agreement, settlement statement, or Bid Receipt, as applicable, compared the Acquisition Type Sample Attribute to “Portfolio”.

2)	If a bid receipt or Trustee’s Deed (each, a “Bid Receipt”) is available for the applicable Property, and only one property is listed in that Bid Receipt, compared the Acquisition Type Sample Attribute to “Trustee Sale”.

3)	If a purchase agreement or settlement statement is available for the applicable property and only one property is listed in that purchase agreement or settlement statement, compared the Acquisition Type Sample Attribute to “Non-Trustee”.

Sample Attribute: Acquisition Date

Tolerance Level: +/- 1 month

Comparison Instructions:

1)	If a settlement statement is available, compared the Acquisition Date Sample Attribute to information available in the settlement statement. If a settlement statement is not available, then

2)	If a recorded deed is available, compares the Acquisition Date Sample Attribute to information available in the recorded deed. If a recorded deed is not available, then

3)	If a Bid Receipt is available, compared the Acquisition Date Sample Attribute to information available in the Bid Receipt. If a Bid Receipt is not available, then

4)	If a purchase agreement is available, compared the Acquisition Date Sample Attribute to information available in the purchase agreement.

Sample Attribute: Purchase Price per Contract / Bid Receipt

Tolerance Level: +/- $10

Comparison Instructions:

1)	If a settlement statement is available, compared the Purchase Price per Contract / Bid Receipt Sample Attribute to information available in the settlement statement, less any “seller credit” or “repair credit” amounts shown on the settlement statement. If a settlement statement is not available, then

2)	If a Bid Receipt is available, compared the Purchase Price per Contract / Bid Receipt Sample Attribute to information available in the Bid Receipt. If a Bid Receipt is not available, then

3)	If a purchase agreement is available, compared the Purchase Price per Contract / Bid Receipt Sample Attribute to information available in the purchase agreement.

4)	If multiple properties are listed on either the purchase agreement, settlement statement, or Bid Receipt, and the relevant purchase price information is not disaggregated at the property level, then compared the Purchase Price per Contract / Bid Receipt Sample Attribute to information available in the applicable bulk sale schedule provided by the Company.

Exhibit 2

Data Field	Procedure	Calculation	Data File(s)	Comments
Address	Final Data Tape to Supplemental Data File electronic comparison	n/a	BPO Results File (Property Address) Final Data Tape (Property Type)	For Properties with a value of “resi 2-4” in the Property Type data field in the Final Data Tape, the address of the single unit of such 2-4 unit property represented in the BPO Results File was compared to the Address data field in the Final Data Tape for the Property without regard to punctuation, abbreviations, or unit identifiers.
City	Final Data Tape to Supplemental Data File electronic comparison	n/a	BPO Results File (City) Final Data Tape (Property Type)	For Properties with a value of “resi 2-4” in the Property Type data field in the Final Data Tape, the city of the single unit of such 2-4 unit property represented in the BPO Results File was compared to the City data field in the Final Data Tape for the Property without regard to punctuation or abbreviations.
State	Final Data Tape to Supplemental Data File electronic comparison	n/a	BPO Results File (State) Final Data Tape (Property Type)	For Properties with a value of “resi 2-4” in the Property Type data field in the Final Data Tape, the state of the single unit of such 2-4 unit property represented in the BPO Results File was compared to the State data field in the Final Data Tape for the Property.
Zip	Final Data Tape to Supplemental Data File electronic comparison	n/a	BPO Results File (Zip) Final Data Tape (Property Type)	For Properties with a value of “resi 2-4” in the Property Type data field in the Final Data Tape, the zip code of the single unit of such 2-4 unit property represented in the BPO Results File was compared to the Zip data field in the Final Data Tape for the Property.
MSA	Final Data Tape to Supplemental Data File electronic comparison	n/a	MSA Mapping File Final Data Tape (Zip)
Property Type	Final Data Tape to Supplemental Data File electronic comparison	n/a	Validation Report (Property Type)
Condo?	Final Data Tape to Supplemental Data File electronic comparison	n/a	Validation Report (Property Type)
Pool?	Final Data Tape to Supplemental Data File electronic comparison	n/a	Validation Report (Pool? (Y/N))

Data Field	Procedure	Calculation	Data File(s)	Comments
HOA?	Final Data Tape to Supplemental Data File electronic comparison	n/a	Validation Report (HOA?(Y/N))
Closing and Other Costs	Final Data Tape to Supplemental Data File electronic comparison	n/a	Purchase Price File
Acquisition Basis	Recalculate and compare	Recalculation: Purchase Price per Contract / Bid Receipt + Closing and Other Costs	Final Data Tape (Purchase Price per Contract / Bid Receipt, Closing and Other Costs)
Actual Rehab Cost	Final Data Tape to Supplemental Data File electronic comparison	n/a	Purchase Price File
All in Cost (Purchase Price)	Recalculate and compare	Recalculation: Acquisition Basis + Actual Rehab Cost	Final Data Tape (Acquisition Basis, Actual Rehab Cost)
BPO Value	Final Data Tape to Supplemental Data File electronic comparison	n/a	BPO Results File (AS-IS Market Value) Final Data Tape (Property Type)	For Properties with a value of “resi 2-4” in the Property Type data field in the Final Data Tape, the BPO value of the single unit of such 2-4 unit property represented in the BPO Results File was divided by two and then compared to the BPO Value data field in the Final Data Tape for the Property.
BPO Date	Final Data Tape to Supplemental Data File electronic comparison	n/a	BPO Results File (Date) Final Data Tape (Property Type)	For Properties with a value of “resi 2-4” in the Property Type data field in the Final Data Tape, the BPO date of the single unit of such 2-4 unit property represented in the BPO Results File was compared to the BPO Date data field in the Final Data Tape for the Property.
Lease Term	Recalculate and compare	Recalculation: (Lease End Date - Lease Start Date) / 30	Final Data Tape (Lease End Date, Lease Start Date)
Remaining Lease Term	Recalculate and compare	Recalculation: (Lease End Date - Property Cut-Off Date) / 30	Final Data Tape (Lease End Date)	A value of zero was recalculated for Properties where the Lease Status data field was “Vacant”. A value of “MTM” was recalculated for Properties where the Month to Month data field was “Yes”.
Section 8?	Final Data Tape to Supplemental Data File electronic comparison	n/a	HAP File	The result of this comparison was “Yes” if the value in the “Rental Revenue SFR - HAP” field in the HAP File was greater than $0.

Data Field	Procedure	Calculation	Data File(s)	Comments
Delinquent?	Recalculate and compare	Recalculation: Delinquent if a) Property shows a Lease Status of “Leased”, and b) the amount of any delinquent balances outstanding for more than 30 days less any prepayments is greater than $499.99.	Delinquency File Final Data Tape (Lease Status)	A value of “Current” was recalculated for Properties where the Lease Status data field was “Vacant”.
Total Rent (per Month)	Recalculate and compare	Recalculation: Actual Base Rent (per Month) + Other Rental Income (per Month)	Final Data Tape (Actual Base Rent (per Month), Other Rental Income (per Month))
GPR Annual	Recalculate and compare	Recalculation: For vacant Properties: Underwritten Rent (per Month) * 12 For leased Properties: Actual Base Rent (per Month) * 12	Final Data Tape (Lease Status, Underwritten Rent (per Month), Actual Base Rent (per Month))
Other Income Annual	Final Data Tape to Supplemental Data File electronic comparison	n/a	Underwriting Assumptions File (Other Income Annual) Final Data Tape (Market)
Total Gross Revenue	Recalculate and compare	Recalculation: GPR Annual + Other Income Annual	Final Data Tape (GPR Annual, Other Income Annual)
Market Vacancy	Final Data Tape to Supplemental Data File electronic comparison	n/a	Underwriting Assumptions File (Market Vacancy Assumption (%)) Final Data Tape (Market)
Effective Rent	Recalculate and compare	Recalculation: Total Gross Revenue * (1 - Market Vacancy)	Final Data Tape (Total Gross Revenue, Market Vacancy)
Property Management Expense	Recalculate and compare	Recalculation: Effective Rent * “Property Management Expense”	Underwriting Assumptions File (Property Management Expense) Final Data Tape (Effective Rent, Market)
Property Taxes	Final Data Tape to Supplemental Data File electronic comparison	n/a	Validation Report (Property Tax (2024))

Data Field	Procedure	Calculation	Data File(s)	Comments
HOA	Final Data Tape to Supplemental Data File electronic comparison	n/a	Validation Report (HOA Annual (2024))
Insurance	Final Data Tape to Supplemental Data File electronic comparison	n/a	Validation Report (Ppty. Insurance (2024))
Maintenance	Final Data Tape to Supplemental Data File electronic comparison	n/a	Underwriting Assumptions File (Maintenance) Final Data Tape (Market)
Lease-Up/Marketing	Recalculate and compare	Recalculation: GPR Annual * “Lease-Up/Marketing” * (1 - “Turnover Rate”)	Underwriting Assumptions File (Lease-Up/Marketing, Turnover Rate) Final Data Tape (GPR Annual, Market)
Turnover	Recalculate and compare	Recalculation: “Turnover” * (1 - “Turnover Rate”)	Underwriting Assumptions File (Turnover, Turnover Rate) Final Data Tape (Market)
Other Expense	Recalculate and compare	Recalculation: Effective Rent * “Other Expense”	Underwriting Assumptions File (Other Expense) Final Data Tape (Effective Rent, Market)
Net Operating Income	Recalculate and compare	Recalculation: Effective Rent - Property Management Expense - Property Taxes - HOA - Insurance - Maintenance - Lease-Up/Marketing - Turnover - Other Expense	Final Data Tape (Effective Rent, Property Management Expense, Property Taxes, HOA, Insurance, Maintenance, Lease-Up/Marketing, Turnover, Other Expense)
Capex Reserve	Final Data Tape to Supplemental Data File electronic comparison	n/a	Underwriting Assumptions File (Capex Reserve) Final Data Tape (Market)
Underwritten Net Cash Flow	Recalculate and compare	Recalculation: Net Operating Income - Capex Reserve	Final Data Tape (Net Operating Income, Capex Reserve)

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